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                                                                   EXHIBIT 10.10



                        FORM OF AGREEMENT ON TRANSFER OF
                     SHARES OF SHENZHEN MINDRAY BIO-MEDICAL
                             ELECTRONICS CO., LTD.


                             Date: _________________

                                   ----------

                                (as "Transferor")

                                       and

                                   ----------

                                (as "Transferee")

                    Agreement on Transfer of _________ Shares
              of Shenzhen Mindray Bio-Medical Electronics Co., Ltd.

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This Agreement is entered into by and between the following parties as of
______, 2005 in Shenzhen, People's Republic of China (hereinafter referred to as the "PRC"):

Transferor:   __________________________ (hereinafter referred to as
              "Transferor"), a limited liability company incorporated in British
              Virgin Islands,

              Registered Address: _______________________________________

              Mailing Address : _________________________

              Legal Representative : ______________________   Position: ________

              Nationality: ___________________

              Tel no.: _______________   Fax no.: _________________

Transferee:   _________________________ (hereinafter referred to as
              "Transferee"), a limited liability company incorporated in British
              Virgin Islands,

              Registered Address: _______________________________________

              Mailing Address: _________________________

              Legal Representative: _______________________   Position: ________

              Nationality: ___________________

              Tel no.: _______________   Fax no.: _________________

WHEREAS,

(1) Shenzhen Mindray Bio-Medical Electronics Co., Ltd. (hereinafter referred to as "Mindray") is a foreign-invested company limited by shares organized under the PRC laws. As of the date hereof, Transferor holds ___________ shares in Mindray.

(2) Transferor, Transferee, _____________ and Mindray entered into an Agreement on _______________ Shares of Shenzhen Mindray Bio-Medical Electronics Co., Ltd. (hereinafter referred to as the "Share Agreement") on _________, under which Transferor agrees to transfer the shares it holds in Mindray in the amount of __________ to Transferee and ________________ when permitted by law.

(3) Now Transferor may legally transfer the shares it holds in Mindray in the amount of __________. Transferor agrees to transfer to Transferee and Transferee agrees to acquire from Transferor __________ shares of Mindray owned by Transferor as a beneficial owner out of the above amount of shares.

Therefore, after friendly consultation between Transferor and Transferee, this Agreement is hereby made for transfer of the ____________ shares of Mindray to Transferee by Transferor.

1.   DEFINITIONS

1.1 Unless otherwise specified herein, the following terms and expressions contained in this Agreement and all appendices (if applicable) shall have the meanings set forth below:

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
     "Related Shares"          mean the __________ shares of Mindray owned by
                               Transferor as a beneficial owner, which
                               Transferee has agreed to acquire from Transferor
                               and Transferor has agreed to sell to Transferee.
                               Such __________ shares account for ________ of
                               the total amount of issued shares of Mindray;

     "Conditions Precedent"    mean the conditions precedent for completion of
                               transfer of the Related Shares pursuant to
                               Article 4 hereof;

     "Completion of Transfer
      of the Related Shares"   means the consummation of the transfer of the
                               Related Shares specified in Article 5 hereof;

     "Business Day"            means any day which is a working day in both the
                               mainland of China and the Hong Kong Special
                               Administrative Region;

     "Price" means the price for purchasing the Related Shares by Transferee from Transferor set forth in
                               Article 3 hereof;

     "Force Majeure"           means any event beyond the expectation of both
                               parties, and the occurrence or result of which
                               cannot be reasonably avoided or overcome by the
                               affected party, including but not limited to
                               earthquake, typhoon, flood, fire, riot, war,
                               strike;

     "RMB"                     means the legal currency of the PRC.

     "USD" means the legal currency of the United States of America.

1.2 All references to statutory clauses shall be construed to be references to the clauses as each amended from to time, reformulated, or clauses whose applicability revised according to other clauses (whether revised before or after the date hereof) and including the reformulated clauses (whether with or without revisions).

1.3 All references to provisions and annexes are to the provisions and annexes of this Agreement; all references to sections shall be references to the sections under the related provisions (unless otherwise specified herein). The annexes of this Agreement (if any) shall be deemed as a constitutional part of this Agreement.

1.4 The headings used in this Agreement are used for convenience only and shall not affect the interpretation of this Agreement.

2.   TRANSFER OF THE RELATED SHARES

Subject to each of the terms herein, Transferor shall sell the Related Shares to Transferee as the beneficial owner of such shares. Transferee shall not be subject to all liens, mortgages and

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encumbrances at the time of acquiring the Related Shares and shall be entitled to all rights affiliated to the Related Rights.

3.   PRICE AND PAYMENT

3.1 The Price for purchasing the Related Shares by Transferee shall be RMB _________ (RMB _____ per share).

3.2 Transferee has paid in USD in the amount equivalent to RMB _________ into the bank account designated by Transferor in accordance with the Share Agreement and the remaining payment (to be made in US Dollar in the amount equivalent to RMB _______) will be made pursuant to Article 5 hereof.

3.3 Both parties agree that although the Price specified herein is in Renminbi, transferee may pay the Price in US Dollar at the exchange rate for converting USD into Renminbi published by the People's Bank of China on the payment date (the average of selling price and buying price).

4.   CONDITIONS PRECEDENT FOR TRANSFER OF THE RELATED SHARES

4.1 The Conditions Precedent for transfer of the Related Shares set forth herein shall be:

     (a) After the date hereof, Transferor will and will cause Mindray to promptly complete all the formalities for transfer of the Related Shares owned by Transferor to Transferee and go through the requisite procedures in accordance with the related regulations and provide Transferee with the relevant documentations;

     (b) The board of directors of Transferor has adopted a resolution to approve the share transfer contemplated hereunder in compliance with the provisions of the articles of association of Transferor;

     (c) The board of directors of Transferee has adopted a resolution to approve the share transfer contemplated hereunder in compliance with the provisions of the articles of association of Transferee;

     (d) Transferor will cause all current directors of Mindray appointed by Transferor to resign from the board without giving rise to claims of any compensation or other payment against Mindray by such directors as a result of removal from their posts and cause the general meeting of shareholders of Mindray to approve such resignation and the replacements into the board of directors of Mindray appointed by Transferee (if any);

     (e) The original examination and approval authority of Mindray has approved the transfer of the Related Shares by Transferor to Transferee, approved the joint venture contract and articles of association of Mindray after the share transfer and

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          issued the amended Certificate of Approval of Foreign-invested
          Enterprise to Mindray;

     (f) Other related authorities have ratified and approved the share transfer and other related matters (if necessary);

     (g) The resolution of the board of directors/general meeting of shareholders of Mindray approving the share transfer has been made and the written confirmation of the other shareholders of Mindray approving the share transfer and indicating waiver of right of first refusal has been made (if applicable).

4.2 Transferee may, at any time, give a written notice to Transferor to waive all or any of such conditions (unless otherwise provided by the applicable laws and regulations).

5.   COMPLETION OF TRANSFER OF THE RELATED SHARES

Except for the unpaid remaining amount of the Price, within 10 Business Days after all the formalities for transfer of the Related Shares have been completed (including but not limited to approval of transfer of the Related Shares by Transferor and acquisition of the Related Shares by Transferee granted by the examination and approval authority and other related authorities, if any, completion of renewal of registration with the administrative department of industry and commerce and other related processes and fulfillment of the Conditions Precedent in Article 4.1 hereof), Transferee shall pay the remaining amount of the Price into the bank account designated by Transferor in USD in the amount equivalent to RMB ________ and pay to Transferor the interest accrued on the remaining amount of the Price for the period between __________ and the date when all formalities for transfer of the Related Shares have been completed at the annual interest rate of 5%.

6.   WARRANTIES AND UNDERTAKINGS

6.1 Transferor hereby makes warranties and undertakings to Transferee that Transferor has made full capital contribution to Mindray, owns the Related Shares as a beneficial owner, has full rights and powers to execute and perform this Agreement and the execution and performance of this Agreement by Transferor will not breach any applicable laws, regulations and other obligations of Transferor. The Related Shares are free from any third party interests, liens, pledges or other encumbrances (except for those in which Transferee has any right).

6.2 Transferor hereby makes warranties and undertakings to Transferee that after execution of this Agreement and prior to the Completion of Transfer of the Related Shares, Transferor has not taken and will not take any action having or possibly having adverse impact on the good standing, production and operation and conditions of assets of Mindray.

6.3 Transferee hereby makes warranties and undertakings to Transferor that Transferee has full rights and powers to execute and perform this Agreement and the execution and

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     performance of this Agreement by Transferee will not breach any applicable laws, regulations and other obligations of Transferee.

7.   LIABILITIES FOR BREACH OF THIS AGREEMENT

     In the process of performance of this Agreement, unless otherwise specified herein, any violation of the agreements contained herein by either party shall constitute a breach and such party shall assume the liabilities incurred therefrom.

8.   GOVERNING LAW AND DISPUTE RESOLUTION

     This Agreement shall be governed by, and construed in accordance with, the laws of the PRC. Any dispute arising out of or relating to this Agreement shall be settled friendly through consultation between both parties. If no settlement can be reached through such consultation, the dispute shall be referred to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such entity as then in effect. The arbitral award shall be final and binding upon both parties.

9.   WAIVER

     No Transferee's waiver of breach of any provision hereof by Transferor shall be deemed as Transferee's waiver of any subsequent breach or breach of any other provisions hereof. Transferee's delay or lateness in exercising any of its rights hereunder shall not be construed to be a waiver of such rights. As long as any of the provisions hereof has not been performed upon the Completion of Transfer of the Related Shares, such provision shall remain in full force.

10.  FORCE MAJEURE

     Neither party shall be liable for failure to perform its obligations hereunder as a result of Force Majeure but both parties shall take all reasonable and practical compensatory measures to reduce the losses caused by such Force Majeure event as permitted by the then conditions.

11.  NOTICE

     Any notice or written communication to be given by either party to the other party under this Agreement, including but not limited to any and all offers, letters or notices hereunder, shall be written in English or Chinese (if required by the relevant Chinese authorities to be made in Chinese, then such notice or written communication shall be made in Chinese) and sent or delivered in letter form by courier service or by facsimile (followed by a confirmation copy delivered by a courier service) to the address of the recipient party. Any notice or communication given hereunder shall be deemed sent on the seventh (7) Business Day after the letter is delivered to the courier service or on the second (2) Business Day following the date of facsimile transmission. All notices and

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     communications shall be sent to the address below unless either party notifies the other party in writing of change of such address.

     ___________________________________

     Address: ___________________________________________

     Attn: _____________________________

     Tel no.: __________________________

     Fax no.: __________________________

     ___________________________________

     Address: ___________________________________________

     Attn: _____________________________

     Tel no.: __________________________

     Fax no.: __________________________

12.  EFFECTIVENSS, AMENDMENT AND TERMINATION OF THE AGREEMENT

12.1. This Agreement shall become effective upon execution by the legal representatives or authorized representatives or agents of both parties and approval by the competent examination and approval authority by issuing the amended Certificate of Approval of Foreign-invested Enterprise.

12.2. This Agreement may be amended only by a writing signed by both parties.

12.3. Unless otherwise specified herein, this Agreement shall be terminated upon consultation between both parties in written form or overall performance of this Agreement by both parties.

13.  MISCELLANEOUS

13.1. This Agreement shall be binding upon both parties. No rights or obligations hereunder may be transferred by either party without a written consent of the other party.

13.2. This Agreement, together with any document referred to herein, shall constitute the entire agreement between both parties.

13.3. The invalidity of any of the provisions hereof shall not affect the validity of the remaining provisions.

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13.4. Unless required by the provisions of any applicable laws, regulations, statutes or rules or by any competent authorities, neither party may disclose or in any other manner publish any information relating to this Agreement or any related issues without prior written consent of both parties.

13.5. Transferor shall pay the taxes and various expenses (including attorney's fees) payable during the execution and performance of this Agreement to the extent permitted by law.

13.6. Any matters not covered by this Agreement may be agreed by both parties by entering into a supplementary agreement in writing. The supplementary agreement and this Agreement shall have the equal legal effect.

13.7. This Agreement is made in Chinese in 6 counterparts. Each party shall retain one counterpart and the others shall be submitted to the competent examination and approval authority and other departments.

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IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.


Transferor: ______________________ (seal)

Representative:
                ---------------------


-------------------------------------
(signature)


Transferor: ______________________ (seal)

Representative:
                ---------------------


-------------------------------------
(signature)

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                              EQUITY TRANSFER CHART

Form A

                                                                                             NUMBER OF    AMOUNT PAID
   DATE                       TRANSFEROR                              TRANSFEREE               SHARES        (RMB)
   ----      -------------------------------------------   -------------------------------   ---------   ------------
2004/12/30   Chen Zemin                                    Greatest Elite Limited              518,408   3,162,288.80
2005/01/07   Taiwan Asia Pacific Venture Capital Limited   Greatest Elite Limited            1,300,593   6,502,965.00
2004/12/30   Chen Zemin                                    Giant Glory Investments Limited     518,408   3,162,288.80
2005/01/07   Taiwan Asia Pacific Venture Capital Limited   Giant Glory Investments Limited   1,300,592   6,502,960.00